TEMPLETON CAPITAL
ACCUMULATOR FUND, INC.

Auditors
McGladrey & Pullen, LLP
555 Fifth Avenue
New York, New York 10017-2416

Principal Underwriter:

Franklin Templeton
Distributors, Inc.
700 Central Avenue
St. Petersburg,
Florida 33701-3628

Shareholder Services
1-800-632-2301

Fund Information
1-800-342-5236

This report must be preceded or accompanied by the prospectus of Templeton Capital Accumulator Fund, Inc., which contains more complete information including charges and expenses. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors, as well as investment decisions by the investment manager which will not always be profitable or wise. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

                      [BACKGROUND GRAPHIC OF WORLD GLOBE]



TEMPLETON
CAPITAL
ACCUMULATOR
FUND, INC.


Annual Report
August 31, 1996


                                [FRANKLIN TEMPLETON LOGO]

[Recycle Logo]                  TL450 A96 10/96

TEMPLETON CAPITAL
ACCUMULATOR FUND


[PHOTOGRAPH]
GARY P. MOTYL
President
Templeton Capital
Accumulator Fund


YOUR FUND'S OBJECTIVE:

The Templeton Capital Accumulator Fund seeks long-term capital growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world.





October 15, 1996


Dear Shareholder:

We are pleased to bring you this annual report of the Templeton Capital Accumulator Fund covering the 12 months ended August 31, 1996.

During the period under review, global equity markets were characterized by a high degree of volatility. In the first half of the fiscal year, many of these markets performed strongly due to relatively low interest rates, subdued inflation, and overall economic stability. During the latter half, however, rapid changes in interest rates, variations in corporate profits, and shifts in the domestic and foreign political landscapes contributed to market uncertainty. Within this environment, the Fund provided a total return of 16.50%, as shown in the Performance Summary on page 6, outperforming the Morgan Stanley Capital International (MSCI) World Index, which posted a total return of 13.10% for the period.

--------------------------------------------------------------------------
TEMPLETON CAPITAL ACCUMULATOR FUND

Geographic Distribution on 8/31/96
Based on Total Net Assets

European Stocks         46.9%
Asian Stocks             9.0%
Australian &
 New Zealand Stocks      7.2%
United States Stocks    19.3%
Latin American Stocks    3.6%
Canadian Stocks          0.5%
Short-Term Obligations
 & Other Net Assets     13.5%

In the U.S., falling interest rates, moderate economic growth, and massive cash inflows into mutual funds helped to buoy equities during the first six months of the period. Later, when the economy strengthened and interest rates rose, the U.S. stock market experienced a sharp divergence of performance among sectors. Many small-company stocks, computer system stocks, and long-distance telecommunication stocks suffered severe declines, while many banking and energy stocks posted impressive gains. Despite these fluctuations, U.S. equity markets posted an excellent return for the fiscal year.


In Europe, economic growth was essentially flat, as the countdown toward monetary and economic union continued at a slower-than-expected pace. However, order inflows from export-related areas were strong, and many companies posted respectable earnings, thanks to cost reduction programs which offset the effects of poor revenue growth. Stock markets turned in mixed performances, with the equity markets of the Netherlands, Sweden, and Switzerland performing well, while Italian and Austrian stocks delivered lackluster returns.

The Japanese economy continued to be affected by problems in the banking and real estate sectors, and despite a weaker yen, by intense competition from exporters in developing Asian economies. It appeared to recover toward the end of the period, but Japanese stocks remain the world's most expensive, and we do not anticipate purchasing any unless their valuations fall substantially.

Throughout the fiscal year, we took profits in a number of stocks. Our shares in U.S. energy companies such as Amerada Hess Corp., Valero Energy Corp., Sun Co., Inc., and USX-Marathon Group, Inc. were

   TEMPLETON CAPITAL
   ACCUMULATOR FUND

   Top 10 Equity Holdings on 8/31/96
   Based on Total Net Assets

                                                                      % OF TOTAL
   COMPANY, INDUSTRY, COUNTRY                                         NET ASSETS
--------------------------------------------------------------------------------
Telefonica de Espana SA
Telecommunications, Spain                                                1.6%
--------------------------------------------------------------------------------
Sparbanken Sverige AB
Banking, Sweden                                                          1.6%
--------------------------------------------------------------------------------
Volvo AB, B
Automobiles, Sweden                                                      1.4%
--------------------------------------------------------------------------------
Fiat Spa
Automobiles, Italy                                                       1.4%
--------------------------------------------------------------------------------
Societe Elf Aquitaine SA
Energy Sources, France                                                   1.3%
--------------------------------------------------------------------------------
Dayton-Hudson Corp.
Merchandising, United States                                             1.3%
--------------------------------------------------------------------------------
News Corporation Ltd.
Broadcasting & Publishing, Australia                                     1.3%
--------------------------------------------------------------------------------
VEBA AG
Utilities, Electrical & Gas, Germany                                     1.3%
--------------------------------------------------------------------------------
Nokia AB, A
Multi-Industry, Finland                                                  1.2%
--------------------------------------------------------------------------------
Electrolux AB, B
Appliances & Household Durables, Sweden                                  1.2%
--------------------------------------------------------------------------------

FOR A COMPLETE LIST OF PORTFOLIO HOLDINGS, PLEASE SEE PAGE 8 OF THIS REPORT.


sold for gains after they appreciated to our target prices. Strong price increases prompted us to eliminate our holdings in Bayer AG, a major German chemical and pharmaceutical firm, and Swedish Match, a consumer products company recently spun off from Volvo AB. We also realized profits by reducing our position in Brambles Industries Ltd., a major global transportation-related company based in Australia.

During the period, we purchased shares in a number of companies that we believe have growth opportunities. We initiated a position in Nokia AB, a Finnish producer of cellular phones and related devices. Although its stock price had been under pressure due to concerns about high inventories in certain product lines, we felt this situation was temporary, and believe that the company's long-term earnings prospects are positive. We also bought shares in Fiat Spa, a large, Italian automobile manufacturer, which has introduced a broad array of new models and appears to be well-positioned to gain market share in Europe and in developing market countries. Other stocks added to the Fund's portfolio included Bay Networks, Inc., a leading U.S. computer networking company, and Guanshen Railway Company Ltd., a southern Chinese railroad.

This discussion reflects the strategies we employed for the Fund during the 12 months under review, and includes our opinions as of the close of the period. Since economic and market conditions are constantly changing, our strategies, and our evaluations, conclusions and decisions regarding portfolio holdings, may change as new circumstances arise. Although past performance of a specific investment or sector cannot guarantee future performance, such information can be useful in analyzing securities we purchase or sell for the Fund.

Looking forward, we are optimistic about potential opportunities for the Templeton Capital Accumulator Fund. We have expanded our staff of investment professionals, and shall continue to implement, in a disciplined fashion, the investment strategies that have served our shareholders over the long term. Although the sustainability of U.S. economic growth and the prospects for a rebound in Europe and Japan are uncertain, we believe that the Fund's diversity should enable it to perform well in a variety of market conditions.

As always, we remind our shareholders that investments in foreign securities involve special risks, which are heightened in developing markets, such as adverse economic, social and political developments in the countries where the Fund is invested, as well as currency and market volatility. While short-term volatility can be disconcerting, declines of as much as 40% to 50% are not unusual in emerging markets. For example, the Hong Kong market has increased 535% in the last 15 years, but has suffered six declines of more than 20% during that time.* Developing markets also involve risks associated with the relatively small size and lesser liquidity of these markets. These special risks and other considerations are discussed in the Fund's prospectus.

We thank you for your participation in the Templeton Capital Accumulator Fund, and welcome any comments or suggestions you may have.

Sincerely,


/s/ Gary P. Motyl
----------------------------
Gary P. Motyl, CFA
President
Templeton Capital Accumulator Fund, Inc.

* SOURCE: BLOOMBERG. BASED ON QUARTERLY PERCENTAGE CHANGE OVER 15 YEARS ENDED JUNE 30, 1996.

PERFORMANCE SUMMARY



The Templeton Capital Accumulator Fund reported a total return of 16.50% for the one-year period ended August 31, 1996. Total return measures the change in value of an investment, assuming reinvestment of dividends and capital gains distributions, and does not include the initial sales and creation charges. While we expect market volatility in the short term, we have always maintained a long-term perspective when managing the Fund and encourage shareholders to view their investments in a similar manner. As you can see from the table on page 6, the Fund has delivered a cumulative total return of more than 108% since inception on March 1, 1991.

The price of the Fund's shares, as measured by net asset value, increased $1.11, from $7.97 on August 31, 1995 to $9.08 on August 31, 1996. During this time, shareholders received distributions of 14.75 cents ($0.1475) per share in dividend income and 3 cents ($0.03) in long-term capital gains.+ Of course, past performance is not predictive of future results, and distributions will vary depending on income earned by the Fund, as well as any profits realized from the sale of securities in the portfolio.

The graph on page 6 shows that, since inception, the Templeton Capital Accumulator Fund has outperformed the unmanaged Morgan Stanley Capital International (MSCI) World Index, which tracks 22 equity markets worldwide. You can also see from the graph how an investment in the Fund over the same period has kept your purchasing power ahead of inflation, as measured by the Consumer Price Index (CPI). Please remember that the Fund's performance differs from that of the MSCI because, among other things, the MSCI is not managed according to any investment strategy, includes no sales and creation charges or management expenses, and does not contain cash (the Fund generally carries a certain percentage of cash at any given time). Of course, one cannot invest directly in an index, and past performance is not predictive of future results.


+ PER SHARE AMOUNTS FOR ALL PERIODS PRIOR TO FEBRUARY 29, 1996, HAVE BEEN RESTATED TO REFLECT A 2-FOR-1 STOCK DIVIDEND/SPLIT EFFECTIVE AT THE CLOSE OF BUSINESS ON WEDNESDAY, MARCH 27, 1996.

TEMPLETON CAPITAL ACCUMULATOR FUND
Total Return Index Comparison
$10,000 Investment (3/1/91 - 8/31/96)


Date                   TCAP                MSCI World                 CPI
3/1/91                $10,000                $10,000                $10,000
3/31/91                 9,960                  9,707                 10,015
4/30/91                10,050                  9,785                 10,030
5/31/91                10,249                 10,008                 10,060
6/30/91                 9,841                  9,391                 10,089
7/31/91                10,299                  9,836                 10,104
8/31/91                10,378                  9,807                 10,134
9/30/91                10,408                 10,066                 10,178
10/31/91               10,441                 10,231                 10,194
11/30/91               10,219                  9,787                 10,223
12/31/91               10,700                 10,501                 10,230
1/31/92                10,944                 10,309                 10,246
2/29/92                11,096                 10,133                 10,283
3/31/92                11,005                  9,658                 10,335
4/30/92                11,238                  9,794                 10,349
5/31/92                11,613                 10,186                 10,364
6/30/92                11,349                  9,846                 10,401
7/31/92                11,268                  9,873                 10,423
8/31/92                11,106                 10,115                 10,452
9/30/92                11,076                 10,024                 10,482
10/31/92               10,945                  9,754                 10,518
11/30/92               11,079                  9,931                 10,533
12/31/92               11,411                 10,013                 10,526
1/31/93                11,557                 10,048                 10,577
2/28/93                11,953                 10,288                 10,614
3/31/93                12,474                 10,887                 10,651
4/30/93                12,776                 11,393                 10,681
5/31/93                13,234                 11,658                 10,696
6/30/93                13,151                 11,562                 10,711
7/31/93                13,380                 11,803                 10,711
8/31/93                14,339                 12,346                 10,741
9/30/93                14,318                 12,120                 10,764
10/31/93               15,027                 12,455                 10,808
11/30/93               14,635                 11,753                 10,815
12/31/93               15,921                 12,330                 10,815
1/31/94                17,093                 13,145                 10,845
2/28/94                16,752                 12,977                 10,881
3/31/94                16,006                 12,420                 10,918
4/30/94                16,198                 12,806                 10,934
5/31/94                16,389                 12,841                 10,941
6/30/94                15,889                 12,806                 10,979
7/31/94                16,603                 13,052                 11,008
8/31/94                17,274                 13,446                 11,052
9/30/94                16,944                 13,095                 11,082
10/31/94               17,158                 13,471                 11,090
11/30/94               16,540                 12,889                 11,104
12/31/94               16,348                 13,017                 11,104
1/31/95                16,045                 12,824                 11,149
2/28/95                16,393                 13,014                 11,193
3/31/95                16,639                 13,644                 11,230
4/30/95                17,076                 14,123                 11,267
5/31/95                17,603                 14,245                 11,290
6/30/95                17,749                 14,244                 11,312
7/31/95                18,320                 14,959                 11,312
8/31/95                17,861                 14,629                 11,342
9/30/95                18,275                 15,057                 11,364
10/31/95               17,837                 14,822                 11,402
11/30/95               18,212                 15,340                 11,394
12/31/95               18,768                 15,791                 11,386
1/31/96                19,169                 16,079                 11,453
2/29/96                19,455                 16,181                 11,490
3/31/96                19,753                 16,453                 11,550
4/30/96                20,624                 16,843                 11,595
5/31/96                20,876                 16,859                 11,617
6/30/96                20,899                 16,947                 11,624
7/31/96                20,165                 16,351                 11,646
8/31/96                20,807                 16,542                 11,668


1. REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE PERIOD SHOWN, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS. PAST PERFORMANCE
IS NOT PREDICTIVE OF FUTURE RESULTS.

2. INDEX IS UNMANAGED AND INCLUDES REINVESTED DIVIDENDS.

3. SOURCE: U.S. BUREAU OF LABOR STATISTICS.

TEMPLETON CAPITAL ACCUMULATOR FUND

Periods Ended 8/31/96

                                                                          Since
                                                                        Inception
                                  One-Year           Five-Year           (3/1/91)
Cumulative
Total Return(1)                     16.50%            100.48%            108.07%

Average Annual
Total Return(2)                     16.50%             14.92%             14.24%

Value of $10,000
Investment(3)                     $11,650            $20,048            $20,807

1. CUMULATIVE TOTAL RETURN REPRESENTS THE CHANGE IN VALUE OF AN INVESTMENT OVER THE SPECIFIED PERIODS, ASSUMING REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS.

2. AVERAGE ANNUAL TOTAL RETURN REPRESENTS THE AVERAGE ANNUAL CHANGE IN VALUE OF AN INVESTMENT OVER THE INDICATED PERIODS.

3. THESE FIGURES REPRESENT THE VALUE OF A HYPOTHETICAL $10,000 INVESTMENT IN THE FUND OVER THE SPECIFIED PERIODS.

NOTE: ALL TOTAL RETURN CALCULATIONS ASSUME REINVESTMENT OF DIVIDENDS AND CAPITAL GAINS AT NET ASSET VALUE. TOTAL RETURN CALCULATIONS DO NOT INCLUDE THE EFFECT OF PAYING THE SALES AND CREATION CHARGES APPLICABLE TO PURCHASES OF FUND SHARES THROUGH TEMPLETON CAPITAL ACCUMULATION PLANS. THESE CHARGES FOR THE FIRST YEAR OF A PLAN CAN AMOUNT TO 50% OF THE TOTAL AMOUNT PAID DURING THE YEAR. ACCORDINGLY, THE TOTAL RETURN CALCULATIONS SHOWN ABOVE ARE HIGHER THAN THE NET TOTAL RETURNS OF AN INVESTMENT THROUGH PLANS TO WHICH THESE CHARGES APPLY. PLEASE REFER TO THE PROSPECTUS FOR TEMPLETON CAPITAL ACCUMULATION PLANS FOR INFORMATION REGARDING APPLICABLE CHARGES. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR INITIAL COST. PAST PERFORMANCE IS NOT PREDICTIVE OF FUTURE RESULTS.

THE FUND'S MANAGER HAS AGREED IN ADVANCE TO WAIVE A PORTION OF ITS MANAGEMENT FEES AND TO MAKE CERTAIN PAYMENTS TO REDUCE EXPENSES, WHICH INCREASES TOTAL RETURN TO SHAREHOLDERS. IF THE MANAGER HAD NOT TAKEN THIS ACTION, THE FUND'S TOTAL RETURN WOULD HAVE BEEN LOWER. THE FEE WAIVER MAY BE DISCONTINUED AT ANY TIME, UPON NOTICE TO THE FUND'S BOARD OF DIRECTORS.



Under section 854(b)(2) of the Internal Revenue Code, the Templeton Capital Accumulator Fund hereby designates 28.49% of its ordinary income dividends paid by the Fund during the fiscal year ended August 31, 1996, as income qualifying for the corporate dividends received deduction.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Highlights

--------------------------------------------------------------------------------
PER SHARE OPERATING PERFORMANCE+
(For a share outstanding throughout the year)

                                                                                     YEAR ENDED AUGUST 31
                                                                       ------------------------------------------------
                                                                        1996       1995       1994       1993       1992
                                                                      --------    -------    -------    -------    ------
Net asset value, beginning of year                                    $   7.97    $  8.10    $  6.87    $  5.48    $ 5.21
                                                                      --------    -------    -------    -------    ------
Income from investment operations:
   Net investment income                                                   .19        .14        .09        .10       .08
   Net realized and unrealized gain                                       1.10        .12       1.30       1.44       .28
                                                                      --------    -------    -------    -------    ------
Total from investment operations                                          1.29        .26       1.39       1.54       .36
                                                                      --------    -------    -------    -------    ------
Distributions:
   Dividends from net investment income                                   (.15)      (.10)      (.07)      (.10)     (.09)
   Distributions from net realized gains                                  (.03)      (.29)      (.09)      (.05)       --
                                                                      --------    -------    -------    -------    ------
Total distributions                                                       (.18)      (.39)      (.16)      (.15)     (.09)
                                                                      --------    -------    -------    -------    ------
Change in net asset value                                                 1.11       (.13)      1.23       1.39       .27
                                                                      --------    -------    -------    -------    ------
Net asset value, end of year                                          $   9.08    $  7.97    $  8.10    $  6.87    $ 5.48
                                                                      ========    =======    =======    =======    ======
TOTAL RETURN                                                            16.50%      3.40%     20.64%     29.11%     7.01%
RATIOS/SUPPLEMENTAL DATA
Net assets, end of year (000)                                         $108,019    $65,538    $38,323    $18,365    $8,690
Ratio of expenses to average net assets                                  1.16%      1.34%      1.58%      1.91%     1.84%
Ratio of expenses, net of reimbursement, to average net assets           1.00%      1.00%      1.00%      1.00%     1.00%
Ratio of net investment income to average net assets                     2.56%      2.37%      1.58%      1.99%     2.06%
Portfolio turnover rate                                                 11.08%     12.91%     15.25%     14.97%    16.42%
Average commission rate paid (per share)                              $  .0210
   + PER SHARE AMOUNTS FOR ALL PERIODS HAVE BEEN RESTATED TO REFLECT A 2-FOR-1 STOCK SPLIT EFFECTIVE MARCH 27, 1996.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, August 31, 1996

------------------------------------------------------------------------------------------------------------------------


         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS: 84.8%
------------------------------------------------------------------------------------------------------------------------
APPLIANCES & HOUSEHOLD DURABLES: 1.5%
                            Electrolux AB, B                                         Swe.         22,250    $  1,293,536
                            Fisher & Paykel Ltd.                                     N.Z.        100,000         335,608
                                                                                                            ------------
                                                                                                               1,629,144
------------------------------------------------------------------------------------------------------------------------
AUTOMOBILES: 4.5%
                          * Ciadea SA                                                Arg.         29,333         130,608
                            Fiat Spa                                                 Itl.        475,000       1,465,842
                            Ford Motor Co.                                           U.S.         24,000         804,000
                            General Motors Corp.                                     U.S.         20,000         995,000
                            Volvo AB, B                                              Swe.         71,000       1,511,699
                                                                                                            ------------
                                                                                                               4,907,149
------------------------------------------------------------------------------------------------------------------------
BANKING: 9.9%
                            ABN AMRO NV                                             Neth.         15,000         819,332
                          * Abn Amro NV, trading cpn.                               Neth.         15,000          16,260
                            Australia & New Zealand Banking Group Ltd.               Aus.        200,000       1,045,770
                            Banco Bilbao Vizcaya                                      Sp.         20,000         840,423
                            Bank of Montreal                                         Can.         10,000         245,551
                            Bankinter SA                                              Sp.          7,500         847,813
                            Banque Nationale de Paris                                 Fr.         21,000         756,361
                            Barclays PLC                                             U.K.         22,100         314,166
                            BPI Socieda de Gestora de Participacoes Socias SA       Port.         18,240         226,423
                            Fokus Bank AS                                            Nor.        100,000         558,498
                            HSBC Holdings PLC                                        H.K.         55,200         953,016
                            Korea Long Term Credit Bank                              Kor.          5,250         130,890
                          * Merita Ltd., A                                           Fin.        600,000       1,274,298
                            NationsBank Corp.                                        U.S.          5,800         493,725
                          * Philippine National Bank                                Phil.         16,170         270,066
                            PT Bank Bali, fgn.                                      Indo.         49,500         102,509
                            PT Panin Bank, fgn.                                     Indo.        140,100         137,588
                            Sparbanken Sverige AB, A                                 Swe.         85,000       1,058,914
                            Sparbanken Sverige AB, A, 144A                           Swe.         51,800         645,315
                                                                                                            ------------
                                                                                                              10,736,918
------------------------------------------------------------------------------------------------------------------------
BROADCASTING & PUBLISHING: 1.0%
                            News Corp. Ltd.                                          Aus.        230,000       1,037,069
------------------------------------------------------------------------------------------------------------------------
BUILDING MATERIALS & COMPONENTS: 1.4%
                            Pioneer International Ltd.                               Aus.        340,815         984,048
                          * Unione Cementi Marchino Emiliane (Unicem)                Itl.         80,000         566,381
                                                                                                            ------------
                                                                                                               1,550,429
------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

-------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
BUSINESS & PUBLIC SERVICES: 4.3%
                            Esselte AB, B                                            Swe.         40,000    $    851,661
                            Lex Service PLC                                          U.K.        165,000       1,003,411
                            Societe Generale de Surveillance
                            Holdings Ltd., br.                                      Swtz.            460       1,075,250
                            Wheelabrator Technologies Inc.                           U.S.         76,000       1,130,500
                            WMX Technologies Inc.                                    U.S.         18,000         569,250
                                                                                                            ------------
                                                                                                               4,630,072
------------------------------------------------------------------------------------------------------------------------
CHEMICALS: 3.6%
                            Akzo Nobel NV                                           Neth.          7,500         871,274
                            Great Lakes Chemical Corp.                               U.S.         11,000         632,500
                            Rhone-Poulenc SA, A                                       Fr.         46,000       1,205,351
                            Solvay SA                                                Bel.          2,000       1,169,236
                                                                                                            ------------
                                                                                                               3,878,361
------------------------------------------------------------------------------------------------------------------------
DATA PROCESSING & REPRODUCTION: 0.6%
                          * Bay Networks Inc                                         U.S.         25,000         687,500
------------------------------------------------------------------------------------------------------------------------
ELECTRICAL & ELECTRONICS: 3.7%
                            ABB AG, br.                                             Swtz.            652         803,590
                            Alcatel Alsthom SA                                        Fr.          6,661         515,597
                            GP Batteries International Ltd.                         Sing.         56,000         156,800
                          * GP Batteries International Ltd., wts.                   Sing.         14,000           9,450
                            Hitachi Ltd.                                             Jpn.        135,000       1,240,037
                            Motorola Inc.                                            U.S.         10,000         533,750
                            Philips Electronics NV                                  Neth.         21,940         741,243
                                                                                                            ------------
                                                                                                               4,000,467
------------------------------------------------------------------------------------------------------------------------
ELECTRONIC COMPONENTS & INSTRUMENTS: 0.6%
                            Intel Corp.                                              U.S.          8,000         638,500
------------------------------------------------------------------------------------------------------------------------
ENERGY SOURCES: 5.1%
                          * Barrett Resources Corp.                                  U.S.         26,000         861,250
                            Hafslund ASA, B                                          Nor.         36,000         227,455
                            Norsk Hydro AS                                           Nor.         10,000         458,655
                            Royal Dutch Petroleum Co.                               Neth.            800         119,500
                            Saga Petroleum AS, B                                     Nor.         49,070         677,482
                            Societe Elf Aquitane SA                                   Fr.         20,000       1,456,484
                            Total SA, B                                               Fr.         13,000         956,213
                            YPF Sociedad Anonima, ADR                                Arg.         37,500         792,188
                                                                                                            ------------
                                                                                                               5,549,227
------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
FINANCIAL SERVICES: 1.5%
                            American Express Co.                                     U.S.          6,050    $    264,687
                            Axa SA                                                    Fr.         13,757         772,027
                            Onbancorp Inc.                                           U.S.         18,000         580,500
                                                                                                            ------------
                                                                                                               1,617,214
------------------------------------------------------------------------------------------------------------------------
FOOD & HOUSEHOLD PRODUCTS: 0.6%
                            Burns Philp & Co. Ltd.                                   Aus.        438,800         649,102
                            Melco International Development Ltd.                     H.K.         29,900           9,764
                                                                                                            ------------
                                                                                                                 658,866
------------------------------------------------------------------------------------------------------------------------
FOREST PRODUCTS & PAPER: 6.4%
                          * Asia Pulp & Paper Co. Ltd., ADR                         Indo.         45,000         528,750
                            Boise Cascade Corp.                                      U.S.          7,000         236,250
                          * Enso OY, R                                               Fin.         70,400         601,218
                            Georgia-Pacific Corp.                                    U.S.         12,000         892,500
                            Hansol Paper Co. Ltd., GDS                               Kor.         21,723         351,340
                            International Paper Co.                                  U.S.         21,000         840,000
                            Maderas Y Sinteticos SA, ADR                            Chil.         16,000         226,000
                          * Mayr-Melnhof Karton AG                                  Aust.         11,000         516,541
                            Portucel Industrial Empresa Product
                            Celulose, ADR, 144A                                     Port.         49,100         332,722
                            PT Inti Indorayon Utama, fgn.                           Indo.        450,000         389,091
                          * Shorewood Packaging Corp.                                U.S.         27,500         467,500
                            Stora Kopparbergs Bergslags AB, B                        Swe.         90,000       1,257,107
                            Unipapel SA                                               Sp.         12,000         215,698
                                                                                                            ------------
                                                                                                               6,854,717
------------------------------------------------------------------------------------------------------------------------
HEALTH & PERSONAL CARE: 4.3%
                            Astra AB, B                                              Swe.         20,000         827,501
                            Ciba-Geigy AG                                           Swtz.            800       1,010,000
                            Internatio-Mueller NV                                   Neth.         28,000         634,026
                          * Nycomed ASA, B                                           Nor.         72,000         859,276
                            Windmere-Durable Holdings Inc.                           U.S.         90,000       1,282,500
                                                                                                            ------------
                                                                                                               4,613,303
------------------------------------------------------------------------------------------------------------------------
INDUSTRIAL COMPONENTS: 2.5%
                            BW/IP Inc.                                               U.S.         31,000         561,875
                            Goodyear Tire & Rubber Co.                               U.S.         23,000       1,049,375
                            SKF AB, B                                                Swe.         45,000       1,056,649
                                                                                                            ------------
                                                                                                               2,667,899
------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
INSURANCE: 3.7%
                            Aegon NV                                                Neth.         17,500    $    853,658
                            American International Group Inc.                        U.S.         10,250         973,750
                            Ing Groep NV                                            Neth.         32,500       1,011,894
                          * Ing Groep NV, trading cpn.                              Neth.         32,500          16,245
                            Progressive Corp. Ohio                                   U.S.          2,000         108,750
                            Skandia Foersaekrings AB, free                           Swe.         17,600         413,267
                            Swiss Reinsurance Co.                                   Swtz.            605         653,904
                                                                                                            ------------
                                                                                                               4,031,468
------------------------------------------------------------------------------------------------------------------------
MACHINERY & ENGINEERING: 1.1%
                            Sasib SPA, di Risp                                       Itl.        388,802         689,957
                            VA Technologie AG, br., 144A                            Aust.          4,000         511,644
                                                                                                            ------------
                                                                                                               1,201,601
------------------------------------------------------------------------------------------------------------------------
MERCHANDISING: 3.3%
                            Burton Group PLC                                         U.K.        375,000         889,944
                            Dairy Farm International Holdings Ltd.                   H.K.        450,000         355,500
                            Dayton-Hudson Corp.                                      U.S.         42,000       1,449,000
                            K Mart Corp.                                             U.S.         60,000         600,000
                          * Sa Des Galeries Lafayette                                 Fr.            898         257,116
                                                                                                            ------------
                                                                                                               3,551,560
------------------------------------------------------------------------------------------------------------------------
METALS & MINING: 2.3%
                            Pechiney SA, A                                            Fr.         30,000       1,255,862
                            SIG (Schweizerische Industrie Gesellschaft)
                            Holdings AG                                             Swtz.            500       1,208,333
                                                                                                            ------------
                                                                                                               2,464,195
------------------------------------------------------------------------------------------------------------------------
MISCELLANEOUS MATERIALS & COMMODITIES: 0.1%
                          * Golden Hope Plantations BHD, fgn.                        Mal.          4,000           6,449
------------------------------------------------------------------------------------------------------------------------
MULTI-INDUSTRY: 4.0%
                            Cheung Kong Holdings Ltd.                                H.K.        160,000       1,122,535
                            Hutchison Whampoa Ltd.                                   H.K.        101,500         614,316
                            Jardine Matheson Holdings Ltd.                           H.K.         62,336         392,717
                            Nokia AB, A                                              Fin.         31,500       1,338,013
                            Swire Pacific Ltd., A                                    H.K.         85,000         755,739
                            Swire Pacific Ltd., B                                    H.K.        100,000         139,670
                                                                                                            ------------
                                                                                                               4,362,990
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE: 1.9%
                            Beacon Properties Corp                                   U.S.         24,000         654,000
                            Carramerica Realty Corp.                                 U.S.         26,000         637,000

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

------------------------------------------------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
REAL ESTATE (cont.)
                          * Catellus Development Corp.                               U.S.         50,000    $    475,000
                          * Fastighets AB Tornet, A                                  Swe.         13,680         148,733
                            PT Jaya Properties, fgn.                                Indo.         99,000         138,439
                                                                                                            ------------
                                                                                                               2,053,172
------------------------------------------------------------------------------------------------------------------------
TELECOMMUNICATIONS: 4.5%
                            Compania de Telecomunicaciones de Chile SA, ADR         Chil.          4,500         439,875
                            Philippine Long Distance Telephone Co.                  Phil.          3,000         181,523
                            STET (Sta Finanziaria Telefonica Torino) SPA             Itl.        297,100         944,563
                            Telecom Argentina Stet France SA, ADR                    Arg.          9,900         384,863
                            Telecomunicacoes Brasileiras SA, ADR, 144A              Braz.            227          16,883
                            Telefonica de Argentina SA, B, ADR                       Arg.         26,600         635,075
                            Telefonica de Espana SA                                   Sp.         95,500       1,773,817
                            Telmex-Telefonos de Mexico SA, L, ADR                    Mex.         15,000         493,125
                                                                                                            ------------
                                                                                                               4,869,724
------------------------------------------------------------------------------------------------------------------------
TEXTILES & APPAREL: 2.5%
                            Dawson International PLC                                 U.K.        265,000         273,072
                          * Fruit of the Loom Inc., A                                U.S.         22,500         624,375
                            Kellwood Co.                                             U.S.         30,500         491,813
                            PT Indorama Synthetics, fgn.                            Indo.        220,400         531,708
                            Shaw Industries Inc.                                     U.S.         53,000         795,000
                                                                                                            ------------
                                                                                                               2,715,968
------------------------------------------------------------------------------------------------------------------------
TRANSPORTATION: 5.1%
                            APL Ltd.                                                 U.S.         20,000         472,500
                            Brambles Industries Ltd.                                 Aus.         70,000       1,046,561
                            Cathay Pacific Airways Ltd.                              H.K.        150,000         249,273
                          * Guangshen Railway Co. Ltd., ADR                          Chn.         25,000         478,125
                            Kvaerner Industrier AS, A                                Nor.         24,000         857,404
                            Qantas Airways Ltd., ADR, 144A                           Aus.         65,000       1,088,750
                            Shun Tak Holdings                                        H.K.        598,000         351,878
                            Unitor AS                                                Nor.         70,000         982,832
                                                                                                            ------------
                                                                                                               5,527,323
------------------------------------------------------------------------------------------------------------------------
UTILITIES ELECTRICAL & GAS: 3.6%
                            Endesa-Empresa Nacional de Electricidad SA                Sp.          4,800         279,545
                            Evn Energie-Versorgung Niederoesterreich AG             Aust.          4,800         651,677
                            Iberdrola SA                                              Sp.        135,000       1,218,694
                            Nova Corp.                                               Can.         36,200         321,431
                            VEBA AG                                                  Ger.         26,000       1,362,503
                                                                                                            ------------
                                                                                                               3,833,850
------------------------------------------------------------------------------------------------------------------------

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Investment Portfolio, August 31, 1996 (cont.)

--------------------------------------------------------------------------------

         INDUSTRY                                 ISSUE                            COUNTRY      SHARES         VALUE
------------------------------------------------------------------------------------------------------------------------
COMMON STOCKS (CONT.)
------------------------------------------------------------------------------------------------------------------------
WHOLESALE & INTERNATIONAL TRADE: 1.2%
                            Brierley Investments Ltd.                                N.Z.      1,200,000    $  1,193,271
                            Sime Darby Hongkong Ltd.                                 H.K.         90,000          94,859
                                                                                                            ------------
                                                                                                               1,288,130
                                                                                                            ------------
TOTAL COMMON STOCKS (cost $75,693,566)                                                                        91,563,265
------------------------------------------------------------------------------------------------------------------------
PREFERRED STOCKS: 1.7%
------------------------------------------------------------------------------------------------------------------------
                            ABN Amro NV, conv., pfd.                                Neth.            333          17,086
                            Concessioni e Costruzioni Autostrade SPA, B, pfd         Itl.        490,000         810,534
                            News Corp. Ltd., conv. pfd.                              Aus.         70,000         373,218
                            Telebras-Telecomunicacoes Brasileiras
                            SA, pfd., ADR                                           Braz.          8,200         609,875
                                                                                                            ------------
TOTAL PREFERRED STOCKS (cost $1,209,788)                                                                       1,810,713
------------------------------------------------------------------------------------------------------------------------
                                                                                                           PRINCIPAL IN
                                                                                                       LOCAL CURRENCY**
------------------------------------------------------------------------------------------------------------------------
SHORT TERM OBLIGATIONS: 15.4% (cost $16,695,937)
------------------------------------------------------------------------------------------------------------------------
                            U.S. Treasury Bills, 4.925% to 5.13% with
                              maturities to 11/21/96                                 U.S.     17,294,000      16,701,139
------------------------------------------------------------------------------------------------------------------------
TOTAL INVESTMENTS: 101.9% (cost $93,599,291)                                                                 110,075,117
OTHER ASSETS, LESS LIABILITIES: (1.9%)                                                                        (2,056,553)
                                                                                                            ------------
TOTAL NET ASSETS: 100.0%                                                                                    $108,018,564
                                                                                                            ============

 * NON-INCOME PRODUCING.
** CURRENCY OF COUNTRIES INDICATED.

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements

--------------------------------------------------------------------------------

STATEMENT OF ASSETS AND LIABILITIES
August 31, 1996

Assets:
   Investments in securities, at value
      (identified cost $93,599,291)         $110,075,117
   Cash                                              135
   Receivables:
      Capital shares sold                         19,841
      Dividends                                  229,722
      Fee reimbursement                           21,734
                                            ------------
         Total assets                        110,346,549
                                            ------------
Liabilities:
   Payables:
      Investment securities purchased          2,200,383
      Capital shares redeemed                      1,788
   Accrued expenses and other                    125,814
                                            ------------
         Total liabilities                     2,327,985
                                            ------------
Net assets, at value                        $108,018,564
                                            ============
Net assets consist of:
   Undistributed net investment income      $  1,917,679
   Net unrealized appreciation                16,475,826
   Accumulated net realized gain               1,686,406
   Net capital paid in on shares of
      capital stock                           87,938,653
                                            ------------
Net assets, at value                        $108,018,564
                                            ============
Shares outstanding (Note 2)                   11,899,024
                                            ============
Net asset value per share (Note 2)
   ($108,018,564 / 11,899,024)              $       9.08
                                            ============

STATEMENT OF OPERATIONS
for the year ended August 31, 1996

Investment income:
   (net of $251,967 foreign
   taxes withheld)
   Dividends                     $2,500,965
   Interest                         612,776
                                 ----------
      Total income                            $ 3,113,741
Expenses:
   Management fees (Note 3)         656,146
   Administrative fees (Note 3)     131,231
   Custodian fees                    15,635
   Reports to shareholders          148,200
   Audit fees                        17,500
   Legal fees (Note 3)                7,500
   Registration and filing fees      22,200
   Directors' fees and expenses      16,222
   Other                              2,129
                                 ----------
      Total expenses              1,016,763
   Less expenses reimbursed
      (Note 3)                     (143,790)
                                 ----------
      Total expenses less
         reimbursement                            872,973
                                              -----------
         Net investment income                  2,240,768
Realized and unrealized gain
   (loss):
   Net realized gain (loss) on:
      Investments                 2,034,084
      Foreign currency
         transactions               (35,481)
                                 ----------
                                  1,998,603
   Net unrealized appreciation
      on investments              8,686,029
                                 ----------
      Net realized and
         unrealized gain                       10,684,632
                                              -----------
Net increase in net assets
   resulting from operations                  $12,925,400
                                              ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Financial Statements (cont.)

--------------------------------------------------------------------------------

STATEMENTS OF CHANGES IN NET ASSETS
for the years ended August 31, 1996 and 1995

                                                                                                1996           1995
                                                                                            ------------    -----------
Increase in net assets:
   Operations:
      Net investment income                                                                 $  2,240,768    $ 1,196,838
      Net realized gain on investment and foreign currency transactions                        1,998,603        411,227
      Net unrealized appreciation                                                              8,686,029        961,710
                                                                                            ------------    -----------
         Net increase in net assets resulting from operations                                 12,925,400      2,569,775

   Distributions to shareholders:
      From net investment income                                                              (1,315,933)      (584,857)
      From net realized gain                                                                    (285,372)    (1,459,126)

   Capital share transactions (Note 2)                                                        31,156,843     26,689,267
                                                                                            ------------    -----------
         Net increase in net assets                                                           42,480,938     27,215,059

Net assets:
   Beginning of year                                                                          65,537,626     38,322,567
                                                                                            ------------    -----------
   End of year                                                                              $108,018,564    $65,537,626
                                                                                            ============    ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements

--------------------------------------------------------------------------------
1. SUMMARY OF ACCOUNTING POLICIES

Templeton Capital Accumulator Fund, Inc. (the Fund) is an open-end, diversified management investment company registered under the Investment Company Act of 1940. Shares of the Fund are offered to the general public only through Templeton Capital Accumulation Plans. The Fund seeks long-term capital growth by investing in a portfolio primarily composed of common stocks in various nations throughout the world. The following summarizes the Fund's significant accounting policies.

A. SECURITIES VALUATIONS:

Securities listed or traded on a recognized national or foreign stock exchange or NASDAQ are valued at the last reported sales prices on the principal exchange on which the securities are traded. Over-the-counter securities and listed securities for which no sale is reported are valued at the mean between the last current bid and asked prices. Securities for which market quotations are not readily available are valued at fair value as determined by management and approved in good faith by the Board of Directors.

B. FOREIGN CURRENCY TRANSACTIONS:

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the rate of exchange of such currencies against U.S. dollars on the date of valuation. Purchases and sales of portfolio securities and income items denominated in foreign currencies are translated into U.S. dollar amounts on the respective dates of such transactions. When the Fund purchases or sells foreign securities it customarily enters into a foreign exchange contract to minimize foreign exchange risk between the trade date and the settlement date of such transactions.

The Fund does not isolate that portion of the results of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized gain or loss from investments.

Reported net realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions, the differences between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books, and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the value of assets and liabilities other than investments in securities at the end of the fiscal period, resulting from changes in the exchange rates.

C. INCOME TAXES:

It is the Fund's policy to comply with the requirements of the Internal Revenue Code applicable to regulated investment companies and to distribute all of its taxable income to its shareholders. Therefore, no provision has been made for income taxes.

D. SECURITY TRANSACTIONS, INVESTMENT INCOME, DISTRIBUTIONS AND EXPENSES:

Security transactions are accounted for on a trade date basis. Dividend income is recorded on the ex-dividend date. Certain dividend income from foreign securities is recorded as soon as information is available to the Fund. Interest income and estimated expenses are accrued daily. Distributions to shareholders, which are determined in accordance with income tax regulations, are recorded on the ex-dividend date.

E. ACCOUNTING ESTIMATES:

The preparation of financial statements in accordance with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expense during the reporting period. Actual results could differ from those estimates.

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Notes to Financial Statements (cont.)

--------------------------------------------------------------------------------

2. TRANSACTIONS IN SHARES OF CAPITAL STOCK

Effective March 27, 1996, the shares of the Fund were split on a 2-for-1 basis. Accordingly all per share amounts have been restated to reflect the split. At August 31, 1996, there were 100 million shares of capital stock authorized ($0.01 par value). Transactions in the Fund's shares for the years ended August 31, 1996 and 1995 were as follows:

                                                                      1996                         1995
                                                             ----------------------       ----------------------
                                                             SHARES        AMOUNT         SHARES        AMOUNT
                                                            --------     -----------     --------     -----------
           Shares sold                                      2,871,022    $34,173,284     1,748,863    $26,758,403
           Shares issued on reinvestment of distributions     101,200      1,600,666       135,355      2,042,103
           Shares issued on 2-for-1 split                   5,209,444             --            --             --
           Shares redeemed                                   (393,813)    (4,617,107)     (137,739)    (2,111,239)
                                                            ---------    -----------     ---------    -----------
           Net increase                                     7,787,853    $31,156,843     1,746,479    $26,689,267
                                                            =========    ===========     =========    ===========

3. INVESTMENT MANAGEMENT FEES AND OTHER TRANSACTIONS WITH AFFILIATES

Certain officers of the Fund are also directors or officers of Templeton Investment Counsel, Inc. (TICI) and Templeton Global Investors Inc. (TGII), the Fund's investment manager and administrative manager, respectively. The Fund pays monthly an investment management fee to TICI equal, on an annual basis, to 0.75% per annum of its average daily net assets. The Fund pays to TGII monthly a fee of 0.15% per annum on the first $200 million of the Fund's average daily net assets, 0.135% of the next $500 million, 0.10% of the next $500 million and 0.075% per annum of such average net assets in excess of $1.2 billion. TICI and TGII have voluntarily agreed to reduce their respective fees to the extent necessary to limit the total expenses to an annual rate of 1.00% of the Fund's average net assets. The amount of the reimbursement for the year ended August 31, 1996 is set forth in the Statement of Operations.

An officer of the Company is a partner of Dechert Price & Rhoads, legal counsel for the Fund, which firm received fees of $7,500 for the year ended August 31, 1996.

4. PURCHASES AND SALES OF SECURITIES

Purchases and sales of securities (excluding short-term securities) for the year ended August 31, 1996 aggregated $28,746,615 and $8,499,081, respectively. The cost of securities for federal income tax purposes is the same as that shown in the investment portfolio. Realized gains and losses are reported on identified cost basis.

At August 31, 1996, the aggregate gross unrealized appreciation and depreciation of portfolio securities, based on cost for federal income tax purposes, was as follows:

           Unrealized appreciation                                                               $19,227,955
           Unrealized depreciation                                                                (2,752,129)
                                                                                                 -----------
           Net unrealized appreciation                                                           $16,475,826
                                                                                                 ===========

TEMPLETON CAPITAL ACCUMULATOR FUND, INC.
Independent Auditor's Report

--------------------------------------------------------------------------------

The Board of Directors and Shareholders
Templeton Capital Accumulator Fund, Inc.

We have audited the accompanying statement of assets and liabilities, including the investment portfolio, of Templeton Capital Accumulator Fund, Inc. as of August 31, 1996, and the related statement of operations for the year then ended, the statement of changes in net assets for each of the two years in the period then ended, and the financial highlights for the periods indicated in the accompanying financial statements. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of August 31, 1996 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Templeton Capital Accumulator Fund, Inc. as of August 31, 1996, the results of its operations, the changes in its net assets and the financial highlights for the periods indicated, in conformity with generally accepted accounting principles.



                                                    /s/ McGladrey & Pullen, LLP

                                                    [McGladrey & Pullen, LLP]

New York, New York
September 27, 1996

LITERATURE REQUEST
--------------------------------------------------------------------------------

For a free brochure and prospectus, which contain more complete information, including charges and expenses, call Franklin Fund Information, toll free, at 1-800/DIAL BEN (1-800/342-5236). Please read the prospectus carefully before you invest or send money. To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be determined by the presence of a regular beeping tone.

FRANKLIN TEMPLETON GROUP

GLOBAL GROWTH                             INCOME

Franklin Global Health                    Franklin Adjustable Rate
 Care Fund                                 Securities Fund
Franklin Templeton                        Franklin Adjustable U.S.
 Japan Fund                                Government Securities Fund
Templeton Developing                      Franklin's AGE High
 Markets Trust                             Income Fund
Templeton Foreign Fund                    Franklin Investment Grade
Templeton Foreign Smaller                  Income Fund
 Companies Fund                           Franklin Short-Intermediate U.S.
Templeton Global                           Government Securities Fund
 Infrastructure Fund                      Franklin U.S. Government
Templeton Global                           Securities Fund
 Opportunities Trust                      Franklin Money Fund
Templeton Global                          Franklin Federal Money Fund
 Real Estate Fund
Templeton Global Smaller                  FOR NON-U.S. INVESTORS:
 Companies Fund
Templeton Greater                         Franklin Tax-Advantaged
 European Fund                             High Yield Securities Fund
Templeton Growth Fund                     Franklin Tax-Advantaged
Templeton Latin America                    International Bond Fund
 Fund                                     Franklin Tax-Advantaged U.S.
Templeton Pacific                          Government Securities Fund
 Growth Fund
Templeton World Fund                      FOR CORPORATIONS:

GLOBAL GROWTH AND INCOME                  Franklin Corporate Qualified
                                           Dividend Fund
Franklin Global Utilities Fund
Franklin Templeton German                 FRANKLIN FUNDS SEEKING
 Government Bond Fund                     TAX-FREE INCOME
Franklin Templeton
 Global Currency Fund                     Federal Intermediate-Term
Templeton Global Bond Fund                 Tax-Free Income Fund
Templeton Growth and                      Federal Tax-Free Income Fund
 Income Fund                              High Yield Tax-Free
                                           Income Fund
GLOBAL INCOME                             Insured Tax-Free Income Fund
                                          Puerto Rico Tax-Free
Franklin Global Government                 Income Fund
 Income Fund                              Tax-Exempt Money Fund
Franklin Templeton Hard
 Currency Fund                            FRANKLIN STATE-SPECIFIC
Franklin Templeton High                   FUNDS SEEKING
 Income Currency Fund                     TAX-FREE INCOME
Templeton Americas
 Government Securities Fund               Alabama
                                          Arizona*
GROWTH                                    Arkansas**
                                          California*
Franklin Blue Chip Fund                   Colorado
Franklin California Growth Fund           Connecticut
Franklin DynaTech Fund                    Florida*
Franklin Equity Fund                      Georgia
Franklin Gold Fund                        Hawaii**
Franklin Growth Fund                      Indiana
Franklin MidCap Growth Fund               Kentucky
Franklin Small Cap Growth Fund            Louisiana
                                          Maryland
GROWTH AND INCOME                         Massachusetts***
                                          Michigan*
Franklin Asset Allocation Fund            Minnesota***
Franklin Balance Sheet                    Missouri
 Investment Fund                          New Jersey
Franklin Convertible                      New York*
 Securities Fund                          North Carolina
Franklin Equity Income Fund               Ohio***
Franklin Income Fund                      Oregon
Franklin MicroCap Value Fund              Pennsylvania
Franklin Natural Resources Fund           Tennessee**
Franklin Real Estate                      Texas
 Securities Fund                          Virginia
Franklin Rising Dividends Fund            Washington**
Franklin Strategic Income Fund
Franklin Utilities Fund                   VARIABLE ANNUITIES
Franklin Value Fund
Templeton American Trust, Inc.            Franklin Valuemark(SM)
                                          Franklin Templeton
                                           Valuemark Income Plus
                                           (an immediate annuity)


*Two or more fund options available: long-term portfolio, intermediate-term portfolio, a portfolio of insured municipal securities, and/or a high yield portfolio (CA) and a money market portfolio (CA and NY).
**The fund may invest up to 100% of its assets in bonds that pay interest subject to the federal alternative minimum tax.
***Portfolio of insured municipal securities.                            10/96.1